UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 12, 2013

SYNUTRA INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

00-33397	13-4306188
(Commission File Number)	(I.R.S. Employer Identification Number)

2275 Research Boulevard, Suite 500
Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

(301) 840-3888
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box, below, if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 12, 2013, Yiu-Chun Chan, a director of Synutra International, Inc. (the “Company”) informed the Company that he does not intend to stand for reelection as a Class II director at the Company’s Annual Meeting on March 5, 2013.  Mr. Chan had been nominated for election as a Class II director.  The Company’s board of directors has determined not to nominate a replacement for Mr. Chan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:February 12, 2013	SYNUTRA INTERNATIONAL, INC.

	By:	/s/ Weiguo Zhang
Weiguo Zhang
President and Chief Operating Officer